                                                                   Exhibit 10.10


                             TRAMMEL CROW COMPANY

                               COMMERCIAL LEASE


TC BOULDER WAREHOUSE, LP, a Delaware limited partnership
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                                                                        Landlord
                                      AND

Carrier Access Corporation, a Colorado corporation
------------------------------------------------------------------------------
                                                                        Tenant

                            Summary of Lease Terms*

Date                                November 13, 1998
                                    ------------------------------------------

Project                             Gunbarrel Tech Center
                                    ------------------------------------------

Square Footage                      38,814 Square Feet
                                    ------------------------------------------

Address                             6837 Winchester Circle
                                    ------------------------------------------

                                    Boulder, Colorado  80301
                                    ------------------------------------------

Term                                Eighty four (84) months
                                    ------------------------------------------

Base Rental Schedule                Year 1: $8.00/Ft/Yr = $25,876.00/mo.
                                    ------------------------------------------

                                    Year 2: $8.24/Ft/Yr = $26,652.28/mo.
                                    ------------------------------------------

                                    Year 3: $8.49/Ft/Yr = $27,460.91/mo.
                                    ------------------------------------------

                                    Year 4: $8.74/Ft/Yr = $28,269.53/mo.
                                    ------------------------------------------

                                    Year 5: $9.00/Ft/Yr = $29,110.50/mo.
                                    ------------------------------------------

                                    Year 6: $9.27/Ft/Yr = $29,983.82/mo.
                                    ------------------------------------------

                                    Year 7: $9.55/Ft/Yr = $30,889.46/mo.
                                    ------------------------------------------

Insurance                           $ .05/Ft/Yr
                                    ------------------------------------------

Common Area Maintenance             $ .50/Ft/Yr
                                    ------------------------------------------

Current Tax Rate                    $1.32/Ft/Yr
                                    ------------------------------------------

Admin. Fee                          $ .28/Ft/Yr
                                    ------------------------------------------

Total Estimated 1998
Operating Expenses                  $2.15/Ft/Yr
                                    ------------------------------------------

Security Deposit                    Line of Credit/$36,550
                                    ------------------------------------------

*Note: This summary is provided for the Tenant's convenience only. It is not to be construed as a part of the above-referenced Lease Agreement. In the event that there is a conflict between this summary of lease terms and the Lease Agreement, the language in the Lease Agreement shall prevail.


                    TRAMMELL CROW COMPANY COMMERCIAL LEASE
                               TABLE OF CONTENTS
                               -----------------

     1.  Premises and Term.........................................  Page 1

     2.  Base Rent, Security Deposit & Operating Expense Payments..  Page 1

     3.  Taxes.....................................................  Page 2

     4.  Landlord's Repairs........................................  Page 2

     5.  Tenant's Repairs..........................................  Page 3

     6.  Alterations...............................................  Page 3

     7.  Signs.....................................................  Page 3

     8.  Parking...................................................  Page 4

     9.  Utilities.................................................  Page 4

     10.  Insurance................................................  Page 4

     11.  Fire and Casualty Damage.................................  Page 5

     12.  Liability and Indemnification............................  Page 5

     13.  Use......................................................  Page 6

     14.  Inspection...............................................  Page 6

     15.  Assignment and Subletting................................  Page 6

     16.  Condemnation.............................................  Page 7

     17.  Holding Over.............................................  Page 7

     18.  Quiet Enjoyment..........................................  Page 7

     19.  Events of Default........................................  Page 7

     20.  Remedies.................................................  Page 8

     21.  Mortgages................................................  Page 10

     22.  Mechanic's Liens.........................................  Page 10

     23.  Miscellaneous............................................  Page 10

     24.  Security Service.........................................  Page 12

     25.  Notices..................................................  Page 12

     26.  Landlord's Lien..........................................  Page 12


EXHIBITS
--------
          Legal Description.........................................  Exhibit A
          Site Plan................................................. Exhibit A-1

          Plans and Specifications..................................  Exhibit B
          Industrial Signage Code...................................  Exhibit C
          Hazardous Substances......................................  Exhibit D
          Building Rules and Regulations............................  Exhibit E

STANDARD LEASE AGREEMENT                                   DATE  11/13/98
                                                                ----------------
TRAMMELL CROW COMPANY


                                LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between TC BOULDER WAREHOUSE, LP, a Delaware limited partnership, hereinafter referred to as "Landlord", and CARRIER ACCESS CORPORATION, a Colorado corporation, hereinafter referred to as "Tenant";

                                  WITNESSETH:

         1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord the Premises situated within the County of Boulder, State of Colorado, more particularly described on Exhibit "A" and shown on Exhibit "A-1," attached hereto and incorporated herein by reference (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is Eight four (84) months after the
                                               ---------------
commencement date.  See Paragraph 27 of Addendum.

         A. EXISTING BUILDING. If no improvements are to be constructed to the Premises, the commencement date shall be December 1, 1998. (See Paragraph 28 of
                                         ----------------
Addendum.) Tenant acknowledges that (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise expressly set forth in this Lease).

         2.  BASE RENT, SECURITY DEPOSIT AND OPERATING EXPENSE PAYMENTS.

         A. Tenant agrees to pay to Landlord rent for the Premises, in advance, without demand, deduction or set off, at the rate of See Paragraph 28
                                                               ----------------
of Addendum, per month during the term hereof.  One such monthly installment,
-----------
plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of See Paragraph 30 of Addendum, which shall be held by Landlord,
                  ----------------------------
without obligation for interest, as security for the performance of Tenant's obligations under the Lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of an event of default, Landlord may use all or part of the deposit to pay past due rent or other payments due Landlord under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Landlord, but any remaining balance of such deposit shall be returned by Landlord to Tenant when Tenant's obligations under this Lease have been fulfilled, less a refurbishment fee equal to fifteen percent (15%) of the total deposit.

         C. Tenant agrees to pay its proportionate share (as defined in Paragraph 23B below) of operating expenses, which shall include (i) taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below, (ii) the cost of utilities that are jointly metered payable pursuant to Paragraph 9 below, (iii) the cost of maintaining insurance payable by Landlord pursuant to Paragraph 10A below, (iv) the cost of any common area charges payable by Tenant in accordance with Paragraph 4 below, and an administrative fee equal to fifteen percent (15%) of the sum of items (i) through (v) above. During each month of the term of this Lease, on the same day that rent is due hereunder, Tenant shall pay Landlord an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. The initial monthly payments are based upon the estimated amounts for the year in question, and may be increased or decreased quarterly to reflect the projected actual cost of all such items. If the Tenant's total payments are less than Tenant's actual proportionate share of all such items, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total payments of Tenant are more than Tenant's actual proportionate share of all such items, Landlord shall retain such excess and credit it against Tenant's next annual payments.

         3.  TAXES.

         A. Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant agrees to pay its proportionate share of the cost of such consultant.

         B. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then, upon demand Tenant shall pay to Landlord such taxes.

         C. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly or indirectly upon the rents received therefrom and/or a franchise tax, any excise, transaction, sales or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be payable to Landlord, monthly or upon demand, at the option of the Landlord, as additional rent.

         4.  LANDLORD'S REPAIRS.

         A. Landlord, at its own cost and expense, shall maintain the structural soundness of the roof, foundation and exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect.

         B. Landlord reserves the right to perform the paving, common area and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Tenant's obligations under Paragraph 5A, all of which are sometimes referred to herein as common area charges, in which event, Tenant shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items.

         C. Tenant agrees to pay its proportionate share of the cost of (i) maintenance and/or landscaping of any property that is a part of the building and/or project of which the Premises are a part, (ii) maintenance and/or landscaping of any property that is maintained or landscaped by any property owner or community owner association that is named in the restrictive covenants or deed restrictions to which the Premises are subject, and (iii) operating and maintaining any property, facilities or services provided for the common use of Tenant and other tenants of any project or building of which the Premises are a part.

         5.  TENANT'S REPAIRS.

         A. Tenant, at its own cost and expense, shall (i) maintain all parts of the Premises, landscape and grounds surrounding the Premises (except those for which Landlord is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (iii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition, and (iv) maintain any spur track servicing the Premises. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Landlord shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Landlord is a party.

         B. Tenant, at its own cost and expense, shall enter into and deliver to Landlord a regularly scheduled preventive maintenance service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include all services required by the Landlord and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. In the event Tenant does not deliver said contract to Landlord within thirty (30) days of the commencement date, the Landlord has the right to contract for said service without notice to Tenant, and Tenant shall upon demand reimburse Landlord for the full cost thereof. Alternatively, Landlord, at the time and in its sole discretion, reserves the right upon ninety (90) days written notice to Tenant to enter into a regularly scheduled preventive maintenance service contract covering the service, repair and/or replacement of any or all such items for the entire building(s) of which the Premises are a part, in which event, Tenant shall be liable for its proportionate share of the cost and expense of said preventive maintenance service contract in accordance with Paragraph 4 above.

         6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Tenant, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part; (b) such items do not overload or damage the same; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements.
All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

         7. SIGNS. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval and shall be submitted to Landlord prior to the commencement date of this Lease. Tenant shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Tenant shall not,
(i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord.

         8. PARKING. Tenant shall be entitled to park in common with other tenants of the development in those areas designated for common or non-reserved parking. Tenant agrees not to burden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. No vehicle storage of any nature or kind shall be allowed or permitted in any parking area without Landlord's prior written consent.

         9. UTILITIES. Landlord agrees to provide normal water and electrical service to the Premises. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges, refuse and trash collection, and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises, and any maintenance charges for utilities. Landlord shall have the right to cause any of said services to be separately metered or charged to Tenant, at Tenant's expense. Tenant shall pay its pro rata share, as reasonably determined by Landlord, of all charges for jointly metered utilities. Landlord shall not be liable for any interruption or failure of utility service on the Premises.

         10.  INSURANCE.

         A. Landlord shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part for the full "replacement cost" thereof, except for a commercially reasonable deductible, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief.

         B. Tenant, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering the replacement cost of (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant and (ii) all of Tenant's personal property contained within the Premises. Said policies shall (i) name Landlord as additional insured and insure Landlord's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Landlord),
(ii) be issued by an insurance company which is acceptable to Landlord, (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord, and (iv) provide primary coverage to Landlord, when any policy issued to Landlord provides duplicate or is similar coverage, Landlord's policy will be excess over Tenant's policies. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

         C. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Tenant's use of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord.

         11.  FIRE AND CASUALTY DAMAGE.

         A. If the premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Tenant immediately shall give written notice to Landlord. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril covered by the insurance to be provided by Landlord under Paragraph 10A above, or if they should be so damaged thereby that, in Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage, provided Tenant has paid to Landlord the deductible or applicable portion of the deductible, as the case may be, under the Landlord's insurance policy.

         B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 10A above, and in Landlord's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this Lease shall not terminate, and Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Tenant. Tenant shall pay to Landlord the amount of the deductible under Landlord's insurance policy within thirty (30) days after receipt of Landlord's invoice thereof. If the damage covered by the insurance also involves portions of the building or buildings other than the Premises, Tenant shall pay only a portion of the deductible, based on the ratio of the cost of repairing the damage in the Premises to the total cost of repairing all damage in the building or buildings. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Tenant, as Tenant's exclusive remedy, may, upon payment to the Landlord of the deductible or applicable portion of the deductible, as the case may be, under Landlord's insurance policy, terminate this Lease by delivering written notice of termination to Landlord in which event the rights and obligations hereunder shall cease and terminate.

         C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         D. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin, Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

         12. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Tenant has released, Landlord shall hold Tenant harmless and defend Tenant against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury or damage shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Landlord, its agents, servants and employees. Except for any claims, rights of recovery and causes of action that Landlord has released, Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Tenant may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, negligence, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees (ii) arising from the conduct of management of any work done by Tenant in or about the Premises, (iii) arising from transactions of the Tenant, (iv) Tenant's breach of any covenant contained in this Lease, including, but not limited to, Tenant's failure to comply with any of the matters set forth relating to hazardous wastes or regulated substances as defined and described on Exhibit "D", attached hereto and incorporated herein by reference, and (v) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 12 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

         13. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, storage of trucks or other vehicles, is prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other tenants of the building in which the Premises are a part.

         14. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Tenant, Landlord and Landlord's representative may enter the Premises during business hours for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available. Tenant shall notify Landlord in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

         15.  ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease to any affiliate provided that such assignment is in the form satisfactory to Landlord. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessee and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not permitted hereunder shall relieve Tenant of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.

         B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

         C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         16. CONDEMNATION. If more than eighty percent (80%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Tenant, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than eighty percent (80%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Landlord, and Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's fixtures and improvements, if a separate award for such items is made to Tenant.

         17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant immediately shall deliver possession to Landlord with all cleaning, repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the Premises after the expiration or termination of the Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Landlord or Tenant at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 17 shall not be construed as consent for Tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

         18. QUIET ENJOYMENT. Landlord covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior Leases. Landlord represents that it has the authority to enter into this Lease and that so long as Tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

         19. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Tenant under this Lease:

         A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

         B. The Tenant or any guarantor of the Tenant's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

         C. Any case, proceeding or other action against the Tenant or any guarantor of the Tenant's obligations hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or
(b) shall remain undismissed for a period of forty-five (45) days.

         D. Tenant shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in default of the rental payments due under this Lease.

         E. Tenant shall fail to discharge any lien placed upon the Premises in violation of Paragraph 22 hereof within twenty (20) days after such lien or encumbrance is filed against the Premises.

         F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 19), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

         20.  REMEDIES.

         A. Upon each occurrence of an event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

         (1) Terminate this Lease; and/or (2) Enter upon and take possession of the Premises without terminating this Lease; and/or (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, Tenant hereby specifically waiving any state or federal law to the contrary; and in any such event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

         B. If Landlord terminates this Lease, at Landlord's option, Tenant shall be liable for and shall pay to Landlord, the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (2) the then present fair market rental value of the Premises for such period, which because of the difficulty of ascertaining such value, Landlord and Tenant stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

         C. If Landlord repossesses the Premises without terminating the Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

         D. Upon an event of default, in addition to any sum provided to be paid herein, Tenant shall also be liable for and shall pay to Landlord (i) brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new Tenant or Tenants; and (iv) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of an alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorney's fees and all court costs in connection with such proceeding.

         E. In the event Tenant fails to make any payment due hereunder when payment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         F. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Landlord, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. Tenant and Landlord further agree that forbearance by Landlord to enforce its rights pursuant to the Lease at law or in equity shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default.

         G. In the event of termination and/or repossession of the Premises for an event of default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided that, Tenant shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Landlord may relet the whole or any portion of the Premises for any period, to any Tenant and for any use and purpose.

         H. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or of the building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

         I. If Landlord repossesses the Premises pursuant to the authority herein granted, the Landlord shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Landlord thereof or third party having a lien thereon. Landlord also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

         J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

         K. This is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant.

         21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgage, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Further, Tenant, at any time hereafter on demand, shall deliver to Landlord a certified copy of its most recent financial statement.

         22. MECHANIC'S LIENS. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord or Tenant in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

         23.  MISCELLANEOUS.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for the convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         B. In the event the Premises constitute a portion of a multiple occupancy building or buildings, Tenant's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the building or buildings.

         C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         D. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the control of the Landlord.

         E. Tenant agrees, from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

         F. This Lease constitutes the entire understanding and agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to operating expenses as set forth in Paragraph 2C and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord of Tenant's obligation hereunder for operating expenses for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Landlord shall be credited against the amount due from Tenant under this Paragraph 23G.

         H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         J. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Lynda Gibbons
                                                                --------------
of Gibbons-White, Inc., and as may be referenced in a separate written agreement
---------------------------
executed by Tenant, and delivered to Landlord prior to the date hereof, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

         K. If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there is more than one person, firm, or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the term "Landlord" and "Tenant", respectively shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

         L. Tenant shall, at all times during the term of this Lease and any extension thereof, comply with all reasonable rules and regulations ("Building Rules and Regulations") at any time or from time to time established by Landlord covering use of the Premises and common areas. The existing Building Rules and Regulations currently in force and effect are attached hereto as Exhibit "E" and made a part hereof. In the event of any conflict between said Building Rules and Regulations and the Lease, the terms and provisions of the Lease shall control.

         M. Landlord shall have the right to substitute for the Premises other space within the building or buildings; provided, however, the usable area of the substituted premises shall not be less than the usable area of the originally leased Premises, and no increase in the rentals provided to be paid by Tenant hereunder shall be occasioned by such substitution of Premises.
Tenant shall relocate to such substituted premises upon thirty (30) days notice thereof, and Landlord shall pay the reasonable moving expenses of Tenant incidental to such substitution of premises. Upon such relocation such substituted premises shall be considered the Premises described in this Lease for all uses and purposes as though originally leased to Tenant by this Lease.

         24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord. In addition to base rental due hereunder, all sums of money and all payments due Landlord hereunder shall be deemed to be additional rental owed to Landlord.

         (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

         25. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money due or which may become due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of the Tenant now or hereafter situated at 6837 Winchester Circle, Boulder, Colorado 80301, and such
                      ------------------------------------------------
property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event any of the foregoing described property is removed from the Premises in violation of the covenant in the preceding sentence, the security interest shall continue in such property and all proceeds and products, regardless of locations. Upon a default hereunder by Tenant in addition to all other rights and remedies, Landlord shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Landlord. Tenant hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created. Landlord and Tenant agree that this Lease and security agreement serves as a financing statement and that a copy, photographic or other reproduction of this portion of this Lease may be filed of record by Landlord and have the same force and effect as the original.

This security agreement and financing statement also covers fixtures located at the Premises subject to this Lease and legally described in Exhibit "A" attached hereto and incorporated herein by reference and is to be filed for record in the real estate records.


          EXECUTED BY LANDLORD, this 16th day of November, 1998.
                                     ----        --------



          ADDRESS:                       LANDLORD:

          c/o Trammell Crow Company      TC BOULDER WAREHOUSE, LP,
          7535 E. Hampden Avenue #650    a Delaware limited partnership
          Denver, Colorado  80231-4845

                                         /s/ Stephen M. Moyski
                                         ---------------------
                                         By: Stephen M. Moyski
                                         Title: President


          EXECUTED BY TENANT, this 13th day of November, 1998.
                                   ----        ---------



           ADDRESS:                      TENANT:

                                         CARRIER ACCESS CORPORATION, a Colorado
                                         corporation

                                         /s/ Nancy Pierce
                                         ----------------
                                         By:  Nancy Pierce
                                         Title:  Chief Financial Officer